S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2006 (Dollars in thousands, except per share data)								Page 1 of 3
	2005				2006		Six Months Ended
For the period:	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	June 2006	June 2005
Interest Income	$39,466	$42,144	$44,035	$46,476	$47,884	$50,957	$98,841	$81,611
Interest Expense	12,148	13,780	15,595	17,991	19,810	22,830	42,640	25,928
Net Interest Income	27,318	28,364	28,440	28,485	28,074	28,127	56,201	55,683
Taxable Equivalent Adjustment	975	1,002	1,024	1,041	1,068	1,117	2,185	1,978
Net Interest Income (FTE)	28,293	29,366	29,464	29,526	29,142	29,244	58,386	57,661
Provision For Loan Losses	800	(300)	3,000	1,500	1,500	5,700	7,200	500
Net Interest Income After Provisions (FTE)	27,493	29,666	26,464	28,026	27,642	23,544	51,186	57,161
Security Gains, Net	1,668	801	1,300	1,239	1,809	1,244	3,053	2,469

Service Charges and Fees	2,181	2,338	2,504	2,564	2,452	2,657	5,109	4,519
Wealth Management	1,643	1,831	1,760	1,743	2,223	2,058	4,281	3,474
Insurance	1,403	1,387	1,403	1,492	1,738	1,572	3,310	2,790
Other	2,196	2,829	2,440	2,663	2,261	2,803	5,065	5,025
Total Other Income	7,423	8,385	8,107	8,462	8,674	9,090	17,765	15,808

Salaries and Employee Benefits	8,798	8,440	8,754	8,723	9,512	9,004	18,516	17,238
Occupancy and Equip. Expense, Net	2,290	1,939	1,892	1,946	2,087	1,962	4,049	4,229
Data Processing Expense	1,035	1,092	1,046	1,117	1,164	1,249	2,413	2,127
FDIC Expense	74	75	71	72	75	75	150	149
Other	3,881	3,940	2,899	4,380	4,101	4,983	9,085	7,821
Total Other Expense	16,078	15,486	14,662	16,238	16,939	17,273	34,213	31,564

Income Before Taxes	20,506	23,366	21,209	21,490	21,186	16,605	37,791	43,874
Taxable Equivalent Adjustment	975	1,002	1,024	1,041	1,068	1,117	2,185	1,978
Applicable Income Taxes	5,711	6,871	5,818	5,886	5,881	4,251	10,132	12,582
Net Income	$13,820	$15,493	$14,367	$14,563	$14,237	$11,237	$25,474	$29,314
Per Common Share Data:
Shares Outstanding at End of Period	26,584,029	26,200,529	26,364,095	26,270,730	26,083,980	25,690,880	25,690,880	26,200,529
Average Shares Outstanding - Diluted	26,951,090	26,644,682	26,618,216	26,542,511	26,448,765	26,038,892	26,242,794	26,797,625
Net Income - Diluted	$0.51	$0.58	$0.54	$0.55	$0.54	$0.43	$0.97	$1.09
Dividends Declared	$0.28	$0.28	$0.28	$0.29	$0.29	$0.29	$0.58	$0.56
Book Value	$13.06	$13.09	$13.35	$13.41	$13.41	$13.14	$13.14	$13.09
Market Value	$35.40	$36.10	$37.80	$36.82	$36.58	$33.23	$33.23	$36.10

S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2006 (Dollars in thousands)							Page 2 of 3
	2005				2006
Asset Quality Data	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q
Nonaccrual Loans and Nonperforming Loans	$7,331	$5,944	$8,368	$11,166	$13,063	$21,824
Assets acquired through foreclosure or repossession	1,536	945	1,908	3,712	3,084	2,725
Nonperforming Assets	8,867	6,889	10,276	14,878	16,147	24,549
Allowance for Loan Losses	34,339	33,525	36,093	36,572	37,402	38,575
Nonperforming Loans / Loans	0.32%	0.25%	0.35%	0.45%	0.51%	0.83%
Allowance for Loan Losses / Loans	1.48%	1.40%	1.50%	1.47%	1.47%	1.47%
Allowance for Loan Losses / Nonperforming Loans	468%	564%	431%	328%	286%	177%
Net Loan Charge-offs (Recoveries)	723	(455)	432	1,021	670	4,528
Net Loan Charge-offs (Recoveries) (annualized)/
Average Loans	0.13%	-0.08%	0.07%	0.17%	0.11%	0.70%

Balance Sheet (Period-End)
Assets	$3,027,881	$3,095,177	$3,104,433	$3,194,979	$3,250,246	$3,301,896
Earning Assets	2,841,330	2,900,582	2,909,863	2,986,081	3,031,270	3,079,808
Securities	522,631	509,985	499,545	494,575	482,453	455,367
Loans, Gross	2,318,699	2,390,598	2,410,318	2,491,506	2,548,817	2,624,441
Total Deposits	2,168,932	2,208,204	2,306,604	2,418,884	2,470,151	2,496,909
Non-Interest Bearing Deposits	404,557	409,721	417,894	435,672	417,315	442,203
NOW, Money Market & Savings	904,809	922,923	965,625	1,050,104	1,136,810	1,169,278
CD's $100,000 and over	187,010	201,076	210,024	206,666	200,055	203,966
Other Time Deposits	672,556	674,484	713,061	726,442	715,972	681,462
Short-term borrowings	399,846	410,362	314,467	287,829	204,487	234,232
Long-term Debt	61,115	81,080	83,860	83,776	171,635	186,427
Shareholder's Equity	347,279	342,852	351,983	352,421	349,896	337,598

Balance Sheet (Daily Averages)
Assets	$2,998,237	$3,061,157	$3,090,488	$3,141,728	$3,205,843	$3,282,972
Earning Assets	2,813,642	2,869,845	2,897,199	2,947,840	2,999,871	3,070,286
Securities	518,872	516,704	504,806	495,676	485,935	469,472
Loans, Gross	2,294,699	2,353,141	2,381,551	2,452,165	2,513,936	2,600,814
Deposits	2,157,201	2,188,288	2,269,085	2,348,991	2,424,946	2,494,841
Shareholder's Equity	353,472	347,871	351,432	353,373	356,341	346,351

S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2006 (Dollars in thousands, except per share data)								Page 3 of 3

	2005				2006		Year-to-date
Profitability Ratios (annualized)	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	June 2006	June 2005

Return on Average Assets	1.87%	2.03%	1.84%	1.84%	1.80%	1.37%	1.58%	1.95%
Return on Average Shareholder's Equity	15.86%	17.86%	16.22%	16.35%	16.20%	13.01%	14.62%	16.86%
Yield on Earning Assets (FTE)	5.84%	6.04%	6.18%	6.40%	6.62%	6.81%	6.72%	5.94%
Cost of Interest Bearing Funds	2.27%	2.46%	2.73%	3.07%	3.37%	3.71%	3.54%	2.37%
Net Interest Margin (FTE)(4)	4.08%	4.10%	4.03%	3.97%	3.93%	3.82%	3.88%	4.09%
Efficiency Ratio (FTE)(1)	45.02%	41.02%	39.02%	42.75%	44.79%	45.06%	44.93%	42.96%

Capitalization Ratios

Dividends Paid to Net Income	51.96%	48.16%	51.08%	50.69%	53.53%	67.41%
Shareholder's Equity to Assets (Period End)	11.47%	11.08%	11.34%	11.03%	10.77%	10.22%
Leverage Ratio (2)	9.68%	9.27%	9.56%	9.50%	9.28%	8.75%
Risk Based Capital - Tier I (3)	10.86%	10.29%	10.73%	10.52%	10.30%	9.78%
Risk Based Capital - Tier II (3)	12.52%	11.89%	12.35%	12.09%	11.86%	11.32%

Definitions:

(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.

(2) Equity less goodwill to total assets and allowance for loan losses.

(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.

(4) Net interest income, on a fully taxable equivalent basis, annualized divided by quarter to date average earning assets.